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                                                                    EXHIBIT 10.2

RECORDING REQUESTED BY:                 )
                                        )
Nexus Properties, Inc.                  )
                                        )
WHEN RECORDED, RETURN TO:               )
                                        )
Nexus Properties, Inc.                  )
4350 La Jolla Village Dr., Suite 930 )
San Diego, CA 992122                    )
                                        )
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APN 340-180-05


                          AMENDED MEMORANDUM OF LEASE


     This AMENDED MEMORANDUM OF LEASE ("Memorandum") is effective as of March 7, 1997, by and between NEXUS EQUITY VI LLC, a California limited liability company ("Landlord"), and LIGAND PHARMACEUTICALS, INC., a Delaware corporation ("Tenant").

     NOW, THEREFORE, the parties hereto agree as follows:

     1. Lease of Premises. Pursuant to that certain Lease of even date herewith ("Lease"), Landlord hereby leases to Tenant for a term of seventeen
(17) years, commencing on January 1, 1998, the Term Commencement Date as defined in the Lease, on the terms and conditions set forth in the Lease, all of which are made a part of this Amended Memorandum as though fully set forth herein, those certain premises located on and including real property ("Real Property") located in the City of San Diego, County of San Diego, State of California, more particularly described as follows:

          Parcel 2 of Parcel Map 17826, in the City of San Diego,
          County of San Diego, State of California, according to Map thereof, filed in the Office of the County Recorder of San Diego County, February 18, 1997

     2. Right of First Refusal to Purchase Premises. Pursuant to the Lease, Landlord hereby grants to Tenant the right to acquire ("Right of First Refusal") the Real Property, which may be exercised prior to the expiration or earlier termination of the term of the Lease on the terms and conditions set forth therein.


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     3.   Purpose of This Memorandum.   This Amended Memorandum is executed for
the purpose of being recorded, in order to give notice of the Lease and Right of First Refusal. This Amended Memorandum is not a complete summary of the terms and conditions of the Lease, and is subject to, and shall not be used to interpret or modify, the Lease or Right of First Refusal.

     The parties hereto have entered into this Amended Memorandum of Lease as of the date first written above.

     This Amended Memorandum amends in its entirety that certain Memorandum of Lease of even date recorded with the Office of the Recorder of San Diego County, California, on March 11, 1997, as Document No. 1997-0105347.

LANDLORD:

NEXUS EQUITY VI LLC
A California Limited Liability Company
By Nexus Properties, Inc.
Its Manager



By:  /s/ MICHAEL J. REIDY
    -------------------------
     Michael J. Reidy
     Chief Executive Officer



TENANT:

LIGAND PHARMACEUTICALS, INC.
A Delaware corporation



By: /s/ PAUL V. MAIER
    -------------------------
    Paul V. Maier
    Senior Vice President and Chief Financial Officer



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STATE OF CALIFORNIA )
                    ) ss.
COUNTY OF SAN DIEGO )

     On April 9, 1998, before me, the undersigned Notary Public in and for said County and State, personally appeared

Paul V. Maier
----------------------------

[X] personally known to me
          or
[ ]

the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     Witness my hand and official seal.

     /s/ [SIG]
     --------------------------
     Signature of Notary.

                                                  [NOTARY PUBLIC SEAL]


STATE OF CALIFORNIA )
                    ) ss.
COUNTY OF SAN DIEGO )

     On April 9, 1998, before me, the undersigned Notary Public in and for said County and State, personally appeared

Michael J. Reidy
-----------------------

[X] personally known to me
          or
[ ]

the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     Witness my hand and official seal.

     /s/ [SIG]
     -------------------------
     Signature of Notary

                                             [NOTARY PUBLIC SEAL]


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